INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 28, 2019	Dec. 29, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXESIncome tax expense was $7.1 million and $3.1 million for the three months ended September?28, 2019 and September?29, 2018, respectively. The increase in income tax expense is due to higher income before income taxes and a higher effective tax rate. The effective tax rate for the three?months ended September?28, 2019 was 25%, compared to 16% for the three?months ended September?29, 2018.?The lower effective tax rate for the three months ended September 29, 2018 reflected a discrete net tax benefit resulting from a revaluation of deferred tax assets for state income taxes.

Income tax expense was $14.8 million and $7.2 million for the nine months ended September?28, 2019 and September?29, 2018, respectively. The increase in income tax expense is due to higher income before income taxes and a higher effective tax rate. The effective tax rate for the nine?months ended September?28, 2019 was 24%, compared to 18% for the nine?months ended September?29, 2018. The lower effective tax rate for the nine months ended September 29, 2018 reflected a discrete net tax benefit resulting from a revaluation of deferred tax assets for state income taxes.
For interim periods, our income tax expense and resulting effective tax rate are based upon an estimated annual effective tax rate adjusted for the effects of items required to be treated as discrete to the period, including changes in tax laws, changes in estimated exposures for uncertain tax positions, and other items.

6. INCOME TAXES

On December 22, 2017, the Tax Act was signed into law, significantly reforming the Code. The Tax Act, among other things, reduced the U.S. federal corporate tax rate from 35% to 21%, required companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred, and put into effect the migration from a “worldwide” system of taxation to a territorial system. We recognized income tax expense of $5.7 million in fiscal 2017, primarily due to the revaluation of our net deferred tax asset based on a prospective U.S. federal income tax rate of 21%. We also recognized an immaterial one-time transition tax on our unremitted foreign earnings and profits. During fiscal 2018, we finalized the accounting for the enactment of the Tax Act, with an immaterial adjustment to the amount recorded in the year of enactment.

The components of income before income taxes were as follows for the periods indicated (in thousands):

	Fiscal Year Ended
	December 29,	December 30,	December 31,
	2018	2017	2016
Domestic	$69,209	$31,927	$65,285
Foreign	406	132	—
Income before income taxes	$69,615	$32,059	$65,285

The components of income tax expense were as follows for the periods indicated (in thousands):

	Fiscal Year Ended
	December 29,	December 30,	December 31,
	2018	2017	2016
Current tax expense:
U.S. federal	$7,190	$7,440	$37,406
State	2,316	379	17
Foreign	247	46	—
Total current tax expense	9,753	7,865	37,423
Deferred tax expense (benefit):
U.S. federal	3,298	8,915	(19,960)
State	(1,172)	(114)	(966)
Foreign	(27)	(8)	—
Total deferred tax expense (benefit)	2,099	8,793	(20,926)
Total income tax expense	$11,852	$16,658	$16,497

A reconciliation of income taxes computed at the statutory federal income tax rate of 21% in fiscal 2018 and 35% in fiscal 2017 and fiscal 2016 to the effective income tax rate is as follows for the periods indicated (in thousands):

	Fiscal Year Ended
	December 29,	December 30,	December 31,
	2018	2017	2016
Income taxes at the statutory rate	$14,619	$11,223	$22,850
Increase (decrease) resulting from:
State Income taxes, net of federal tax effect	2,030	212	551
Nondeductible expenses	248	180	179
Domestic production activities deduction	—	(121)	(1,191)
Research and development tax credits	(578)	(656)	(3,254)
Nontaxable income attributable to noncontrolling interest	—	223	(2,184)
Excess tax benefits related to stock-based compensation	(2,396)	(803)	—
Enactment of the Tax Act	—	5,737	—
Nondeductible interest expense	4	637	—
Revaluation of deferred tax assets for state income taxes	(1,154)	(36)	(27)
Other	(921)	62	(427)
Income tax expense	$11,852	$16,658	$16,497

Deferred tax assets and liabilities consisted of the following for the periods indicated (in thousands):

	Fiscal Year Ended
	December 29,	December 30,
	2018	2017
Deferred tax assets:
Accrued liabilities	$3,943	$1,096
Allowances and other reserves	1,683	1,519
Inventory	5,472	8,297
Stock-based compensation	14,085	9,346
Deferred rent	2,657	2,446
Other	1,719	1,607
Total deferred tax assets	29,559	24,311
Deferred tax liabilities:
Prepaid expenses	(782)	(211)
Property and equipment	(8,433)	(7,010)
Intangible assets	(11,857)	(7,165)
Other	(710)	79
Total deferred tax liabilities	(21,782)	(14,307)
Net deferred tax assets	$7,777	$10,004

We consider the undistributed earnings of our foreign subsidiaries to be indefinitely reinvested, and, accordingly, no taxes have been recognized on such earnings except for the transition tax recognized as part of the Tax Act. We continue to evaluate our plans for reinvestment or repatriation of unremitted foreign earnings. If we determine that all or a portion of our foreign earnings are no longer indefinitely reinvested, we may be subject to additional foreign withholding taxes and U.S. state income taxes. At December 29, 2018, we had unremitted earnings of foreign subsidiaries of $1.2 million.

As of December 29, 2018, we had Texas research and development tax credit carryforwards of approximately $1.4 million, which if not utilized, will expire beginning in 2037.

The following table summarizes the activity related to our unrecognized tax benefits for the periods indicated (excluding interest and penalties) (in thousands):

	Fiscal Year Ended
	December 29,	December 30,
	2018	2017
Balance, beginning of year	$1,064	$897
Gross increases related to current year tax positions	1,350	141
Gross increases related to prior year tax positions	—	26
Gross decreases related to prior year tax positions	(14)	—
Lapse of statute of limitations	(19)	—
Balance, end of year	$2,381	$1,064

If our positions are sustained by the relevant taxing authorities, approximately $2.4 million (excluding interest and penalties) of uncertain tax position liabilities as of December 29, 2018 would favorably impact our effective tax rate in future periods. We do not anticipate that the balance of gross unrecognized tax benefits will change significantly during the next twelve months.

We include interest and penalties related to unrecognized tax benefits in our current provision for income taxes in the accompanying consolidated statements of operations. As of December 29, 2018, we had recognized a liability of $0.1 million for interest and penalties related to unrecognized tax benefits.

We file income tax returns in the United States and various state jurisdictions. The tax years 2015 through 2018 remain open to examination in the United States, and the tax years 2014 through 2018 remain open to examination in Texas and most other state jurisdictions. The 2017 through 2018 tax years remain open to examination in foreign jurisdictions.